FORM 8-K

             SECURITIES AND EXCHANGE COMMISSION
                    Washington D.C. 20549

                       CURRENT REPORT
              Pursuant to Rule 13 or 15d-16 of
             the Securities Exchange Act of 1934

For the Coupon Period ending May 19, 2000

       Westpac Securitisation Management Pty Limited,
              in its capacity as trust manager
               of the Series 1999-1G WST Trust
       (Translation of registrant's name into English)



      New South Wales          333-64199       98-0181944
      -----------------        ---------       -----------
      State of Incorporation   Commission File IRS Employer No.
                               Number


   Level 25, 60 Martin Place, Sydney, NSW 2000, Australia
          (Address of principal executive offices)

      Registrant's telephone number

      +612 9226 3212


NOTEHOLDERS REPORT - SERIES 1999-1G WST TRUST

Date of Report - Determination Date     15-May-00

Housing Loan Collection Period  10-Feb-00    to   09-May-00
                                (inclusive)      (inclusive)

Days in Collection Period       90

Coupon Period                   21-Feb-00    to   19-May-00
                                (inclusive)      (exclusive)

Days in Coupon Period           88 (Class B)  87  (Class A)

3 month BBSW at beginning of coupon period   5.7917%
3 Month USD-LIBOR                            6.11000%

Foreign Exchange Rate           0.6550

Available Income                19,470,520
Total Available Funds           19,470,520
Accrued Interest Adjustment     0
Redraws Made This Period        24,590,592
Redraw Shortfall                0
Redraw Facility Draw            0
RFS Issued This Period          0
Trust Expenses                  770,761
Total Payments                  17,112,853
Payment Shortfall               0
Principal Draw This Period      0
Total Principal Draws Outstanding  0
Gross Principal Collections     104,407,878
Principal Collections           79,817,286
Excess Available Income         2,357,667
Excess Collections Distribution 656,465
Liquidity Shortfall             0
Liquidity Net Draw / (Repayment) this period 0
Remaining Liquidity Shortfall   0
Liquidation Loss                0
Principal Charge Offs           0
Prepayment Benefit Shortfall    115,481
Average Daily Balance for Qtr   1,058,572,229
Subordinated Percentage         2.9858%
Initial Subrdinated Percentage  2.4400%
Average Quarterly Percentage    0.2418%

                                Prin/100,000 Cpn/100,000/ 10,000
Class A                         5,914.7327   1,205.2674 usd
Class B                         0.0000         154.8245 aud

Stated Amount - AUD Equivalent  Percentage  ForexPercentage
Class A      986,776,740.44      97.01418%     1.00000
Class B      33,750,000.00        2.98582%
RFS           0.00               0.00000
TOTAL     1,020,526,740.44       100.00000%   100.00000%

Stated Amount - USD                Bond Factor
Class A      646,338,764.99        0.7312352
Class B       22,106,250.00        1.0000000
RFS           0.00
TOTAL      668,445,014.99          0.7377929


Chargeoffs = 0.00
Carryover Chargeoffs = 0.00


                                        $A
Scheduled principal              $  6,223,907
Unscheduled principal            $ 71,892,176
Principal Collections            $ 78,116,084

Fixed Interest Rate Housing Loan    $   240,129,806
Variable Rate Housing Loans         $   780,396,935
                                    $ 1,020,526,740



                    DELINQUENCY STATISTICS

                 Collection Period Ended:    09-May-2000
               Number    Current Instalment Amount % by     % by
              of Loans   Balance        $        Number   Balance

 Current         9,432 940,378,687   7,500,173   92.53%   92.15%
 1 - 29 days       676  71,659,025     541,954    6.63%    7.02%
 30 - 59 days       55   5,510,633      43,173    0.54%    0.54%
 60 - 89 days       16   1,385,733      11,725    0.16%    0.14%
 90 - 119 days       9     968,790       6,839    0.09%    0.09%
 120 - 149 days      2     190,373       1,244    0.02%    0.02%
 150 - 179 days      2     248,000     (1,351)    0.02%    0.02%
 180+ days           1     185,500       1,083    0.01%    0.02%

  TOTAL         10,193 1,020,526,740 8,104,840  100.00%  100.00%


                         SIGNATURES

     Pursuant to the requirements of the Securities Exchange
Act of 1934, the registrant has duly caused this report to be signed on its behalf, as Trust Manager for the Series
1999-1G WST Trust, by the undersigned, thereunto duly authorized.

                              Westpac Securitisation
                              Management Pty Limited, as
                              Trust Manager for the Series
                              1999-1G WST Trust,(Registrant)

Dated: June   , 2000
                                 By:    /s/ Lewis E. Love Jr


                                Name:    Lewis E. Love Jr

                                Title:     Secretary